Exhibit 10.1
EXECUTION VERSION

Amendment No. 2 and Loan Modification Agreement, dated as of June 23, 2014 (this “Amendment”), to the Fourth Amended and Restated Credit Agreement dated as of April 12, 2012 (as amended, supplemented and otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”), among SKILLED HEALTHCARE GROUP, INC., a Delaware corporation (“Company”), the LENDERS from time to time party thereto and CREDIT SUISSE AG, as Administrative Agent for Lenders (in such capacity, “Administrative Agent”) and as Collateral Agent for Lenders (in such capacity, “Collateral Agent”).
WHEREAS, Company, Administrative Agent and certain lenders (“Existing Lenders”) are party to the Existing Credit Agreement;
WHEREAS, Company, Collateral Agent and certain subsidiaries of Company party thereto (the “Subsidiary Guarantors”) are party to (a) the Amended and Restated First Lien Security Agreement dated as of June 15, 2005 (as amended, supplemented or otherwise modified through the date hereof, the “Security Agreement”), and (b) the Amended and Restated First Lien Subsidiary Guaranty dated as of June 15, 2005 (as amended, supplemented or otherwise modified through the date hereof, the “Subsidiary Guaranty” and, together with the Security Agreement and the other Collateral Documents, the “Existing Collateral Documents”);
WHEREAS, upon the terms and subject to the conditions set forth herein, Company, Administrative Agent and certain lenders under the Existing Credit Agreement that comprise Requisite Lenders under the Existing Credit Agreement wish to amend certain provisions of the Existing Credit Agreement;
WHEREAS, pursuant to subsection 2.10(A) of the Existing Credit Agreement, Company, by written notice to Administrative Agent, made a Loan Modification Offer to each Revolving Lender to make certain Permitted Amendments as set forth herein; and
WHEREAS, the Accepting Lenders (as defined below) party hereto are willing to agree to such Permitted Amendments with respect to their Revolving Loans and Revolving Loan Commitments, upon the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.DEFINITIONS.
Capitalized terms used and not defined herein (including in the preliminary statements hereto) shall have the meanings assigned to such terms in the Existing Credit Agreement. The provisions set forth in subsection 1.3 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. The term “Amendment

Arranger” means Credit Suisse Securities (USA) LLC, in its capacity as sole lead arranger and bookrunner for this Amendment.
Section 2.    AMENDMENT OF THE EXISTING CREDIT AGREEMENT.
A.    Subsection 1.1 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Additional Revolving Amount” means, as of any date of determination, an amount, but not less than zero, equal to (i) the excess of (x) the Base Revolving Amount over (y) the Revolving Loan Commitment Amount on such date less (ii) the aggregate amount of increases to the Revolving Loan Commitments after the Amendment No. 2 Effective Date pursuant to Section 2.1(A)(iii).
“Amendment No. 2 and Loan Modification Agreement” means Amendment No. 2 and Loan Modification Agreement, dated as of the Amendment No. 2 Effective Date, to this Agreement.
“Amendment No. 2 Effective Date” means June 23, 2014.
“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to Company or its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering, including the U.S. Foreign Corrupt Practices Act.
“Base Revolving Amount” means the aggregate principal amount of Revolving Loan Commitments as of the Amendment No. 2 Effective Date immediately after giving effect to the reduction of Revolving Loan Commitments contemplated by Section 3 of the Amendment No. 2 and Loan Modification Agreement.
“Extended Revolving Lender” means a Lender that has an Extended Revolving Loan Commitment and/or that has outstanding Extended Revolving Loan Exposure.
“Extended Revolving Loan Commitment” means the commitment of a Lender to make Extended Revolving Loans to Company pursuant to subsection 2.1(A)(ii), and “Extended Revolving Loan Commitments” means such commitments of all Lenders in the aggregate.
“Extended Revolving Loan Commitment Amount” means, at any date, the aggregate amount of the Extended Revolving Loan Commitments of all Extended Revolving Lenders. The Extended Revolving Loan Commitment Amount as of the Amendment No. 2 Effective Date and after giving effect to the transactions contemplated by the Amendment No. 2 and Loan Modification Agreement is $50,625,000.

“Extended Revolving Loan Commitment Termination Date” means April 9, 2016.
“Extended Revolving Loan Exposure”, with respect to any Lender, means, as of any date of determination (i) prior to the termination of the Extended Revolving Loan Commitments, the amount of that Lender’s Extended Revolving Loan Commitment, and (ii) after the termination of the Extended Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Extended Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit.
“Extended Revolving Loans” means the Loans made by Extended Revolving Lenders to Company pursuant to subsection 2.1(A)(ii).
“Non-Extended Revolving Lender” means a Lender that has a Non-Extended Revolving Loan Commitment and/or that has outstanding Non-Extended Revolving Loan Exposure.
“Non-Extended Revolving Loan Commitment” means the commitment of a Lender to make Non-Extended Revolving Loans to Company pursuant to subsection 2.1(A)(ii), and “Non-Extended Revolving Loan Commitments” means such commitments of all Lenders in the aggregate.
“Non-Extended Revolving Loan Commitment Amount” means, at any date, the aggregate amount of the Non-Extended Revolving Loan Commitments of all Non-Extended Revolving Lenders. The Non-Extended Revolving Loan Commitment Amount as of the Amendment No. 2 Effective Date and after giving effect to the transactions contemplated by the Amendment No. 2 and Loan Modification Agreement is $32,500,000.
“Non-Extended Revolving Loan Commitment Termination Date” means April 9, 2015.
“Non-Extended Revolving Loan Exposure”, with respect to any Lender, means, as of any date of determination (i) prior to the termination of the Non-Extended Revolving Loan Commitments, the amount of that Lender’s Non-Extended Revolving Loan Commitment, and (ii) after the termination of the Non-Extended Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Non-Extended Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit.
“Non-Extended Revolving Loans” means the Loans made by Non-Extended Revolving Lenders to Company pursuant to subsection 2.1(A)(ii).
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of specially designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury or by the United Nations Security Council, the European Union, any EU member state, or Her Majesty’s Treasury of the United Kingdom (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any Person described in clause (a) or (b) above.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury or (b) the United Nations Security Council, the European Union, any EU member state or Her Majesty’s Treasury of the United Kingdom.
B.    Subsection 1.1 of the Existing Credit Agreement is hereby further amended by replacing the definitions of the following terms with the definitions that follow:
“Agreement” means this Fourth Amended and Restated Credit Agreement dated as of April 12, 2012, as amended by Amendment No. 1 and by the Amendment No. 2 and Loan Modification Agreement.
“Applicable Margin” means, for any day, (a) with respect to any Term Loan, (i) 5.50% per annum, in the case of a Eurodollar Rate Loan,

or (ii) 4.50% per annum, in the case of a Base Rate Loan, and (b)(i) with respect to any Extended Revolving Loan, the rate per annum set forth in the table below under the caption “Applicable Margin for Extended Revolving Loans that are Eurodollar Rate Loans” or “Applicable Margin for Extended Revolving Loans that are Base Rate Loans”, as the case may be, or (ii) with respect to any Non-Extended Revolving Loan, the rate per annum set forth in the table below under the caption “Applicable Margin for Non-Extended Revolving Loans that are Eurodollar Rate Loans” or “Applicable Margin for Non-Extended Revolving Loans that are Base Rate Loans”, as the case may be, in each case opposite the Consolidated Leverage Ratio for the four-Fiscal Quarter period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iv):

Consolidated Leverage Ratio	Applicable Margin for Extended Revolving Loans that are Eurodollar Rate Loans	Applicable Margin for Extended Revolving Loans that are Base Rate Loans	Applicable Margin for Non-Extended Revolving Loans that are Eurodollar Rate Loans	Applicable Margin for Non-Extended Revolving Loans that are Base Rate Loans
Greater than 3.00 to 1.00	5.50%	4.50%	4.50%	3.50%
Equal to or less than 3.00 to 1.00	5.25%	4.25%	4.25%	3.25%
; provided that from and after the Amendment No. 2 Effective Date and until the delivery of financial statements pursuant to subsection 6.1(ii) and a Pricing Certificate pursuant to subsection 6.1(iv), in each case covering the fiscal period ending on September 30, 2014, the Applicable Margins for the Revolving Loans shall be the maximum percentage amount for the Revolving Loans set forth above; provided further that upon delivery of each Pricing Certificate by Company to Administrative Agent pursuant to subsection 6.1(iv) covering any fiscal period ending on or after September 30, 2014, the Applicable Margins for the Revolving Loans shall automatically be adjusted in accordance with such Pricing Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by Administrative Agent of such Pricing Certificate; provided further that, if at any time a Pricing Certificate is not delivered at the time required pursuant to subsection 6.1(iv), from the time such Pricing Certificate was required to be delivered until the Business Day next succeeding delivery of such Pricing Certificate, the Applicable Margins for the Revolving Loans shall be the maximum percentage amount for the Revolving Loans set forth above.
“Class”, as applied to Lenders, means each of the following three classes of Lenders: (i) Lenders having Extended Revolving Loan Exposure, (ii) Lenders having Non-Extended Revolving Loan Exposure and (iii) Lenders having Term Loan Exposure; provided that if any Non-Conforming Credit Extensions are made pursuant to subsection 2.1(A)(iii), the Lenders having such Non-Conforming Credit Extensions shall be treated as a separate Class.
“Revolving Lender” means an Extended Revolving Lender or a Non-Extended Revolving Lender.
“Revolving Loan Commitment” means the Extended Revolving Loan Commitment and the Non-Extended Revolving Loan Commitment.
“Revolving Loan Commitment Amount” means the Extended Revolving Loan Commitment Amount and the Non-Extended Revolving Loan Commitment Amount.
“Revolving Loan Commitment Termination Date” means the Extended Revolving Loan Commitment Termination Date or the Non-Extended Revolving Loan Commitment Termination Date, as the context requires.
“Revolving Loan Exposure” means the Extended Revolving Loan Exposure and the Non-Extended Revolving Loan Exposure.
“Revolving Loans” means the Extended Revolving Loans and the Non-Extended Revolving Loans.
C.    The definition of “Base Rate” in subsection 1.1 of the Existing Credit Agreement is hereby amended by replacing the words “the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by Administrative Agent that has been nominated by the British Bankers’ Association as an authorized vendor for the purpose of displaying such rates)” with “the Intercontinental Exchange Benchmark Administration Ltd. (or such other Person that takes over the administration of such rate) LIBOR Rate for deposits in Dollars (as set forth by any service selected by Administrative Agent that has been nominated by the Intercontinental Exchange Benchmark Administration Ltd. (or such other Person that takes over the administration of such rate) as an authorized information vendor for the purpose of displaying such rates)”.
D.    The definition of “Consolidated EBITDA” in subsection 1.1. of the Existing Credit Agreement is hereby amended by (i) deleting the parenthetical in clause (a)(v) thereof; (ii) replacing the reference to “one Fiscal Year” in clause (x) thereof with “four quarter period (or, in the case of any four-quarter period ending after the Amendment No. 2 Effective Date and on or prior to March 31, 2015, $10,000,000)”; (iii) replacing clause (a)(xi) in its entirety with “[reserved]”; and (iv) inserting the following immediately before the period at the end thereof: “less (c) all cash payments made during such period on account of non-cash charges added to Consolidated Net Income pursuant to clause (a)(v) above in a prior period”.
E.    The definition of “Eurodollar Rate” in subsection 1.1 of the Existing Credit Agreement is hereby amended by replacing the words “the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by Administrative Agent that has been nominated by the British Bankers’ Association as an authorized vendor for the purpose of displaying such rates)” with “the Intercontinental Exchange Benchmark Administration Ltd. (or such other Person that takes over the administration of such rate) LIBOR Rate for deposits in Dollars (as set forth by any service selected by Administrative Agent that has been nominated by the Intercontinental Exchange Benchmark Administration Ltd. (or such other Person that takes over the administration of such rate) as an authorized information vendor for the purpose of displaying such rates)”.
F.    The definition of “Permitted Refinancing Indebtedness” in subsection 1.1 of the Existing Credit Agreement is hereby amended by inserting the word “Extended” immediately before the words “Revolving Loan Commitment Termination Date”.
G.    Subsection 2.1(A)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(ii)     Revolving Loans. Each Revolving Lender severally and not jointly agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company Revolving Loans from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date with respect to its Revolving Loan Commitment, an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments. Proceeds of the Revolving Loans will be used for the purposes identified in subsection 2.5(B). The original amounts of each Revolving Lender’s Extended Revolving Loan Commitment and Non-Extended Revolving Loan Commitment (after giving effect to the Amendment No. 2 and Loan Modification Agreement), as applicable, are set forth opposite its name on Schedule 2.1 annexed hereto and the Revolving Loan Commitment Amount as of the Amendment No. 2 Effective Date is equal to the Base Revolving Amount; provided that the amounts of the Revolving Loan Commitments of each Revolving Lender shall be adjusted to give effect to any assignment of such Revolving Loan Commitments pursuant to subsection 10.1(B) and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4 and shall be increased from time to time by the amount of any increases thereto made pursuant to subsection 2.1(A)(iii). For the avoidance of doubt, all Revolving Loans will be made by all Revolving Lenders (in each case including all Extended Revolving Lenders and Non-Extended Revolving Lenders) in accordance with their Pro Rata Share (determined, in the case of any Revolving Lender, on the basis of the aggregate amount of its Revolving Loan Commitment as a percentage of the Revolving Loan Commitment Amount), until the Non-Extended Revolving Loan Commitment Termination Date; thereafter all Revolving Loans will be made by all Extended Revolving Lenders in accordance with their Pro Rata Share. Each Non-Extended Revolving Lender’s Non-Extended Revolving Loan Commitment shall expire on the Non-Extended Revolving Loan Commitment Termination Date and all Non-Extended Revolving Loans and all other amounts owed hereunder with respect to the Non-Extended Revolving Loans and the Non-Extended Revolving Loan Commitments shall be paid in full no later than that date. Each Extended Revolving Lender’s Extended Revolving Loan Commitment shall expire on the Extended Revolving Loan Commitment Termination Date, and all Extended Revolving Loans and all other amounts owed hereunder with respect to the Extended Revolving Loans and the Extended Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1(A)(ii) may be repaid and reborrowed to but excluding the applicable Revolving Loan Commitment Termination Date.

Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitment Amount then in effect.
H.    The first paragraph of subsection 2.1(A)(iii) of the Existing Credit Agreement is hereby amended by (A) inserting the word “Extended” (i) before the first reference to “Revolving Loan Commitments”, (ii) in clause (1) before the reference to “Revolving Loan Commitments”, (iii) in clause (6)(ii) before the second reference to “Revolving Loan Commitments” and (iv) in clause (7) before the references to “Revolving Loans” and before the second reference to “Revolving Loan Commitments”, (B) inserting “(or, in the case of an increase in Revolving Loan Commitments, the Additional Revolving Amount if less than $10,000,000)” after the reference to “$10,000,000” therein and (C) replacing the reference to “$150,000,000” therein with “the sum of (x) $150,000,000 and (y) the Additional Revolving Amount”.
I.    The fourth paragraph of subsection 2.1(A)(iii) of the Existing Credit Agreement is hereby amended by inserting the word “Extended” before the second reference to “Revolving Loan Commitments”.

J.    Subsection 2.2(B)(v) of the Existing Credit Agreement is hereby amended by inserting the word “applicable” immediately before the words “Revolving Loan Commitment Termination Date”.
K.    Section 2.3(A) of the Existing Credit Agreement is hereby amended (i) by replacing the reference to “each Revolving Lender” therein with “each Non-Extended Revolving Lender and each Extended Revolving Lender”, (ii) by replacing the reference to “that” with “such” and (iii) by inserting the word “applicable” before each reference to the “Revolving Loan Commitments” therein.
L.    Subsection 2.4(B)(i) of the Existing Credit Agreement is hereby amended by inserting the following proviso at the end thereof: “; provided, that prior to the Extended Revolving Loan Commitment Termination Date, no prepayment of Revolving Loans shall be made pursuant to this paragraph unless the Non-Extended Revolving Loans and the Extended Revolving Loans are prepaid ratably in accordance with the Revolving Lenders Pro Rata Shares of the Revolving Loan Commitments”.
M.    Subsection 2.4(B)(ii) of the Existing Credit Agreement is hereby amended by inserting the following proviso immediately after the words “proportionately to its Pro Rata Share”: “; provided that until the Non-Extended Revolving Loan Commitments shall have been terminated in full or expired, any reduction in the Revolving Loan Commitments shall be made ratably between the Non-Extended Revolving Loan Commitments and the Extended Revolving Loan Commitments; provided, however, that prior to the Non-Extended Revolving Loan Commitment Termination Date, Company may terminate in full (but not in part) the Non-Extended Revolving Loan Commitments without any concurrent termination of the Extended Revolving Loan Commitments”.
N.    Subsection 2.4(B)(iv)(b)(2) of the Existing Credit Agreement is hereby amended by inserting the words “; provided that until the Non-Extended Revolving Loan Commitments shall have been terminated in full or expired, any mandatory prepayments shall be applied ratably between the Non-Extended Revolving Loans and the Extended Revolving Loans” immediately after the words “(but without a reduction in Revolving Loan Commitments)”.
O.    Subsection 2.4(B)(v) of the Existing Credit Agreement is hereby amended by replacing each reference to “Amendment No. 1 Effective Date” therein with the words “Amendment No. 2 Effective Date”.
P.    Section 2.5 of the Existing Credit Agreement is hereby amended by inserting a paragraph (D) at the end thereof:
D.    Anti-Bribery Laws; Sanctions. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Anti-Corruption Laws, (B)

for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
Q.    Section 3.1(A) of the Existing Credit Agreement is hereby amended by inserting the word “Extended” immediately before the words “Revolving Loan Commitment Termination Date” in each instance in which they appear therein.
R.    Section 3.1(C) of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end thereof:
On the Non-Extended Revolving Loan Commitment Termination Date or on such earlier date on which the Non-Extended Revolving Loan Commitments are terminated in full, the participations in each Letter of Credit granted to and acquired by the Non-Extended Revolving Lenders shall be reallocated to the Extended Revolving Lenders in accordance with such Extended Revolving Lenders’ respective Pro Rata Share (determined after giving effect to the termination of the Non-Extended Revolving Loan Commitments); provided that, in each case, the conditions set forth in paragraphs (i) and (ii) of subsection 4.2(B) would be satisfied as of the date of such reallocation. If, on the date on which the Non-Extended Revolving Loan Commitments are terminated or expire, the conditions set forth in paragraphs (i) and (ii) of subsection 4.2(B) would not be satisfied, then on the date of such termination, Company shall deposit an amount in cash equal to 105% of the Letters of Credit Usage attributable to the Non-Extended Revolving Loan Commitments terminated or expired on such date.
S.    Section 5.22 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Company and its Subsidiaries have implemented and maintain in effect policies and procedures designed to ensure compliance by Company and its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Company, the Subsidiaries and their respective officers and employees and, to the knowledge of Company and the Subsidiaries, their respective directors and agents are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) Company and the Subsidiaries or (b) to the knowledge of Company or the Subsidiaries, any of their respective directors, officers, employees or agents that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.

T.    Section 7.1 of the Existing Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (x) thereof, (b) replacing the period at the end of clause (xi) thereof with “; and”, and (c) inserting the following new clause (xii) immediately after clause (xi) thereof:
(xii) Company or any Loan Party may become and remain liable with respect to any reimbursement and other obligations with respect to one or more letters of credit naming a Loan Party or a Subsidiary as the account party and not issued under this Agreement, in an aggregate amount for all such letters of credit not to exceed the Additional Revolving Amount determined, for any such letter of credit, at the time such letter of credit is initially issued.

U.    Section 7.2 of the Existing Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (v) thereof, (b) replacing the period at the end of clause (vi) thereof with “; and”, and (c) inserting the following new clause (vii) immediately after clause (vi) thereof:
(vii) Liens securing Indebtedness permitted under subsection 7.1(xii).

V.    Section 7.4 of the Existing Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (vii) thereof, (b) replacing the period at the end of clause (vii) thereof with “; and”, and (c) inserting the following new clause (viii) immediately after clause (vii) thereof:
(xii) Company or any Loan Party may become and remain liable with respect to Contingent Obligations with respect to letters of credit permitted pursuant to subsection 7.1(xii).

W.    Subsection 7.6(A) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
A.    Minimum Fixed Charge Coverage Ratio. Company shall not permit the Consolidated Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, for any four-Fiscal Quarter period ending during any period set forth below to be less than the correlative ratio indicated:

Period	Minimum Fixed Charge Coverage Ratio
Amendment No. 2 Effective Date up to but not including June 30, 2015	1.85 : 1.00
June 30, 2015 and thereafter	2.00 : 1.00

X.    Subsection 7.6(B) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
B.    Maximum Leverage Ratio. Company shall not permit the Consolidated Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of each Fiscal Quarter ending during the periods set forth below to exceed the correlative ratio indicated:

Period	Maximum Leverage Ratio
Amendment No. 2 Effective Date up to but not including June 30, 2015	5.25 : 1.00
June 30, 2015 up to but not including December 31, 2015	4.75 : 1.00
December 31, 2015 and thereafter	4.50 : 1.00
Y.    Subsection 10.6(a)(6) of the Existing Credit Agreement is hereby amended by inserting the word “Extended” immediately before the words “Revolving Loan Commitment Termination Date”.
Z.    Subsection 10.6(a)(7) of the Existing Credit Agreement is hereby amended by replacing the reference to “Revolving Commitment Termination Date” with “applicable Revolving Loan Commitment Termination Date”.
AA.    Schedule 1.1 of the Existing Credit Agreement is hereby amended and restated in the form attached as Schedule 1.1 hereto.
BB.    Schedule 2.1 of the Existing Credit Agreement is hereby amended and restated in the form attached as Schedule 2.1 hereto.
Section 3.    LOAN MODIFICATION AGREEMENT; REDUCTION OF REVOLVING LOAN COMMITMENTS.
A.    Upon the effectiveness of this Amendment on the Amendment No. 2 Effective Date, and without any further action of any party hereto, the aggregate amount of the Revolving Loan Commitments of the Extended Revolving Lenders in effect immediately prior to the Amendment No. 2 Effective Date after giving effect to the Amendment will be mandatorily reduced, on a pro rata basis among such Extended Revolving Lenders, by an amount equal to 25% of the Revolving Loan Commitments of the Extended Revolving Lenders in effect immediately prior to the Amendment No. 2 Effective Date after giving effect to the Amendment (the “Revolving Commitment Reduction”). Schedule 2.1 attached hereto reflects such Revolving Commitment Reduction and the other transactions contemplated hereby. The parties hereto hereby agree that any requirements of the Existing Credit Agreement or the Amended Credit Agreement requiring notice or whole multiple reduction amounts with respect to commitment reductions are hereby waived with respect to the Revolving Commitment Reduction.
B.    Subject to the terms and conditions set forth herein and in the Existing Credit Agreement, effective as of the Amendment No. 2 Effective Date and after giving effect to paragraph A above, each Accepting Lender shall be an Extended Revolving Lender under and as defined in the Amended Credit Agreement, and its Revolving Loan Commitment and Revolving Loans shall be converted into an Extended Revolving Loan Commitment and Extended Revolving Loans thereunder, respectively.
C.     Effective as of the Amendment No. 2 Effective Date, each Revolving Lender that is not an Accepting Lender shall be a Non-Extended Revolving Lender under and as defined in the Amended Credit Agreement, and its Revolving Loan Commitment and Revolving Loans shall be redesignated as a Non-Extended Revolving Loan Commitment and Non-Extended Revolving Loans thereunder, respectively.
D.    For the avoidance of doubt, all Revolving Loans and Letters of Credit outstanding as of the Amendment No. 2 Effective Date shall remain outstanding, with only the terms applicable thereto with respect to the Revolving Loan Commitments and Revolving Loans of the Accepting Lenders being modified as set forth herein.
E.    Each of the parties hereto acknowledges and agrees that Company may require any Revolving Lender that is not an Accepting Lender to assign its Revolving Loan Commitment and Revolving Loans pursuant to subsection 2.9 of the Amended Credit Agreement at any time from and after the Amendment No. 2 Effective Date and prior to the Non-Extended Revolving Loan Commitment Termination Date (as defined in the Amended Credit Agreement).
F.    Company shall, after the effectiveness of this Amendment and the Revolving Commitment Reduction, incur and repay Revolving Loans ratably as between the Extended Revolving Loan Commitments and the Non-Extended Revolving Loan Commitments. Notwithstanding anything to the contrary in the Existing Credit Agreement or the Amended Credit Agreement, Administrative Agent is expressly permitted to take such actions necessary or advisable to give effect to this Amendment and the Revolving Commitment Reduction (including actions to ensure pro rata allocations of Extended Revolving Loans and Non-Extended Revolving Loans after giving effect to this Amendment and the Revolving Commitment Reduction and actions to implement ratable participation in Letters of Credit between the Credit Extensions consisting of Extended Revolving Loan Commitments and Non-Extended Revolving Loan Commitments after giving effect to this Amendment and the Revolving Commitment Reduction).

Section 4.    REPRESENTATIONS AND WARRANTIES.

To induce the other parties hereto to enter into this Amendment, Company and each other Loan Party hereby represent and warrant to each other party hereto that the representations and warranties of Company and each other Loan Party contained in the Existing Credit Agreement and in any other Loan Documents are true, correct and complete in all material respects on and as of the Amendment No. 2 Effective Date (in each case, except to the extent that any representation and warranty specifically refers to an earlier date, in which case such representation and warranty is true, correct and complete in all material respects as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, such representation and warranty is true, correct and complete in all respects on such respective dates).
Section 5.    EFFECTIVENESS; COUNTERPARTS.
A.    This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment No. 2 Effective Date”):
(i)    Amendment Arranger shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) Company, (b) Requisite Lenders, (c) Administrative Agent, (d) Amendment Arranger and (e) each Accepting Lender.
(ii)    Amendment Arranger shall have received an Officer’s Certificate of Company, dated the Amendment No. 2 Effective Date certifying that:
(a)     the representations and warranties set forth in Section 4 hereof are accurate; and
(b)     no Potential Event of Default or Event of Default has occurred and is continuing or would occur after giving effect to the transactions contemplated by this Amendment.
(iii)    Company and each other Loan Party shall have delivered to Amendment Arranger the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the Amendment No. 2 Effective Date:
(a)     either (x) copies of the Organizational Documents of such Person, certified by the Secretary of State of its jurisdiction of organization or, if such document is of a type that may not be so certified, certified by the secretary or similar officer of the applicable Loan Party, each dated a recent date prior to the Amendment No. 2 Effective Date or (y) a certification by the secretary or similar officer of the applicable Loan Party that the Organizational Documents of such Person, copies of which were delivered to Administrative Agent on the Effective Date (or in the case of any such Loan Party formed or acquired after the Effective Date and on or prior to the date hereof, on the date that such Person became a Loan Party), have not been amended or otherwise modified since such date of delivery;
(b)     a good standing certificate from the Secretary of State of its jurisdiction of organization and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar Taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Amendment No. 2 Effective Date;
(c)     resolutions of the Governing Body of such Person approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No. 2 Effective Date by the secretary or similar officer of such Person as being in full force and effect without modification or amendment; and
(d)     signature and incumbency certificates of the officers of such Person executing this Amendment.
(iv)    Amendment Arranger shall have received, on behalf of itself, Administrative Agent, Collateral Agent and Lenders, one or more favorable written opinions of (a) Latham & Watkins LLP, counsel for Loan Parties, and (b) as may be reasonably requested by Amendment Arranger, other local counsel or in-house counsel, in each case, in form and substance reasonably satisfactory to Amendment Arranger and its counsel.
(v)    Administrative Agent shall have received payment from Company, in immediately available funds, for the account of each Lender that delivers an executed counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on June 20, 2014, an amendment fee equal to 0.25% of each such Lender’s Term Loans outstanding as of the Amendment No. 2 Effective Date.
(vi)    Administrative Agent shall have received payment from Company, in immediately available funds, for the account of each Revolving Lender that delivers an executed counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on June 20, 2014, indicating its agreement to convert its Revolving Loan Commitment into an Extended Revolving Loan Commitment (each such Revolving Lender, an “Accepting Lender”) an extension fee equal to 0.50% of each such Accepting Lender’s Extended Revolving Loan Commitment (as defined in the Amended Credit Agreement) (whether used or unused) outstanding as of the Amendment No. 2 Effective Date (and after giving effect to the Revolving Commitment Reduction).
(vii)    Administrative Agent and Amendment Arranger shall have received all other fees and other amounts due and payable to them in connection with this Amendment and invoiced before the Amendment No. 2 Effective Date, including reimbursement or payment of all out‑of‑pocket expenses (including fees, disbursements and other charges of counsel) required to be reimbursed or paid by any Loan Party in connection with this Amendment.
B.    This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF file or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.    COLLATERAL DOCUMENTS REAFFIRMATION; MORTGAGES.
A.    Each Loan Party hereby acknowledges that it expects to realize substantial direct and indirect benefits as a result of the transactions effectuated by this Amendment, including the Revolving Commitment Reduction and the extension of the Revolving Loan Commitment Termination Date.
B.    Each Loan Party hereby acknowledges its receipt of the Amended Credit Agreement and its review of the terms and conditions thereof and consents to the terms and conditions of this Amendment, the Amended Credit Agreement and the transactions contemplated hereby and thereby, including the Revolving Commitment Reduction and the extension of the Revolving Loan Commitment Termination Date.
C.    Each Loan Party hereby, if a party to any Existing Collateral Document, (i) affirms and confirms its guarantee, pledge, grant and other agreements under such Existing Collateral Document (including, without limitation, its grants of security interests under such Existing Collateral Document) and (ii) agrees that, notwithstanding the effectiveness of this Amendment or the Amended Credit Agreement or the occurrence of the transactions contemplated by this Amendment, (a) each such Existing Collateral Document shall continue to be in full force and effect and (b) all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect in respect of, and to secure, the Obligations under the Existing Credit Agreement and the Amended Credit Agreement, all for the benefit of Collateral Agent and Beneficiaries.
D.    Company shall deliver to Collateral Agent within 90 days of the Amendment Effective Date (or such later date as shall be acceptable to Collateral Agent in its sole discretion) with respect to each Mortgaged Property (a) an amendment to the Mortgage in form and substance reasonably satisfactory to Collateral Agent or (b) confirmation from local counsel in form and substance reasonable satisfactory to Collateral Agent stating that the Mortgage, without the need for an amendment, will to continue to secure the Obligations under the Amended Credit Agreement.
Section 7.    EFFECT OF THIS AMENDMENT.
A.    None of this Amendment, the Existing Credit Agreement, or any other Loan Document shall release, limit or impair in any way the priority of any security interests and liens held by Administrative Agent and/or Collateral Agent for the benefit of all or any Lenders or other Secured Parties against any assets of Company or any of its Subsidiaries arising under the Existing Credit Agreement, the Existing Collateral Documents or any other Loan Document, in each case as such documents may be amended, modified or supplemented from time to time.
B.    Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same.
C.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lenders, Collateral Agent or Administrative Agent under the Existing Credit Agreement or any other Loan Document. Nothing herein shall be deemed to entitle Company or any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
D.    This Amendment shall constitute a “Loan Document” and a “Loan Modification Agreement” for all purposes of the Existing Credit Agreement and the other Loan Documents.
Section 8.    INCORPORATION BY REFERENCE.
The provisions of subsections 10.2, 10.3, 10.15, 10.16, 10.17 and 10.18 of the Existing Credit Agreement pertaining to expenses, indemnity, applicable law construction, consent to jurisdiction and service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SKILLED HEALTHCARE GROUP, INC.
By:	/s/ Zachary Larson

Name: Zachary Larson
Title: Assistant Secretary

Subsidiaries:	SKILLED HEALTHCARE, LLC, a Delaware limited liability company
SUMMIT CARE PHARMACY, INC. d/b/a SKILLED CARE PHARMACY, a Delaware corporation
	By:	/s/ Zachary Larson

On behalf of each of the entities listed above
Name: Zachary Larson
Title: Assistant Secretary

Subsidiaries (continued):

ALEXANDRIA CARE CENTER, LLC, a Delaware limited liability company
ALTA CARE CENTER, LLC d/b/a ALTA GARDENS CARE CENTER, a Delaware limited liability company
ANAHEIM TERRACE CARE CENTER, LLC, a Delaware limited liability company
BALDWIN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
BAY CREST CARE CENTER, LLC, a Delaware limited liability company
BELEN MEADOWS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
BRIER OAK ON SUNSET, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

CANYON TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company
CARMEL HILLS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
CITY VIEW VILLA, LLC, a Delaware limited liability company (f/k/a Hancock Park Senior Assisted Living, LLC)
CLAIRMONT LONGVIEW, LLC, a Delaware limited liability company
CLOVIS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
COLONIAL TYLER CARE CENTER, LLC, a Delaware limited liability company
DCR SNF, LLC, a Delaware limited liability company
DEVONSHIRE CARE CENTER, LLC, a Delaware limited liability company
ELMCREST CARE CENTER, LLC, a Delaware limited liability company
FLATONIA OAK MANOR, LLC, a Delaware limited liability company
FORT WORTH CENTER OF REHABILITATION, LLC a Delaware limited liability company
FOUNTAIN CARE CENTER, LLC, a Delaware limited liability company
FOUNTAIN SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company
GUADALUPE VALLEY NURSING CENTER, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

HALLETTSVILLE REHABILITATION AND NURSING CENTER, LLC, a Delaware limited liability company
HALLMARK REHABILITATION GP, LLC, a Delaware limited liability company
HANCOCK PARK REHABILITATION CENTER, LLC, a Delaware limited liability company
HIGHLAND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
HOLMESDALE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
KANSAS CITY TRANSITIONAL CARE CENTER, LLC, a Delaware limited liability company
LEASEHOLD RESOURCE GROUP, LLC, a Delaware limited liability company
LIBERTY TERRACE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
LIVE OAK NURSING CENTER, LLC, a Delaware limited liability company
LOUISBURG HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
MONTEBELLO CARE CENTER, LLC, a Delaware limited liability company
OAKLAND MANOR NURSING CENTER, LLC, a Delaware limited liability company
PREFERRED DESIGN, LLC, a Delaware limited liability company
PROPERTY RESOURCE HOLDINGS, LLC, a Delaware limited liability company
RICHMOND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

RIO HONDO SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company
ROYALWOOD CARE CENTER, LLC, a Delaware limited liability company
SHARON CARE CENTER, LLC, a Delaware limited liability company
SHAWNEE GARDENS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SHG RESOURCES, LLC, a Delaware limited liability company
SKIES HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SOUTHWOOD CARE CENTER, LLC, a Delaware limited liability company
SPRING SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
ST. ANTHONY HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. CATHERINE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. ELIZABETH HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. JOHN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. JOSEPH TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. MARY HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. THERESA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

SYCAMORE PARK CARE CENTER, LLC, a Delaware limited liability company
THE CLAIRMONT TYLER, LLC, a Delaware limited liability company
THE EARLWOOD, LLC, a Delaware limited liability company
THE HEIGHTS OF SUMMERLIN, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF ALBUQUERQUE, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF DES MOINES, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF OMAHA, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF RAYMORE, LLC, a Delaware limited liability company
VINTAGE PARK AT ATCHISON, LLC, a Delaware limited liability company
VINTAGE PARK AT BALDWIN CITY, LLC, a Delaware limited liability company
VINTAGE PARK AT EUREKA, LLC, a Delaware limited liability company
VINTAGE PARK AT FREDONIA, LLC, a Delaware limited liability company
VINTAGE PARK AT GARDNER, LLC, a Delaware limited liability company
VINTAGE PARK AT HIAWATHA, LLC, a Delaware limited liability company
VINTAGE PARK AT HOLTON, LLC, a Delaware limited liability company
VINTAGE PARK AT LENEXA, LLC, a Delaware limited liability company
VINTAGE PARK AT LOUISBURG, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

VINTAGE PARK AT NEODESHA, LLC, a Delaware limited liability company
VINTAGE PARK AT OSAGE CITY, LLC, a Delaware limited liability company
VINTAGE PARK AT OSAWATOMIE, LLC, a Delaware limited liability company
VINTAGE PARK AT OTTAWA, LLC, a Delaware limited liability company
VINTAGE PARK AT PAOLA, LLC, a Delaware limited liability company
VINTAGE PARK AT SAN MARTIN, LLC, a Delaware limited liability company
VINTAGE PARK AT STANLEY, LLC, a Delaware limited liability company
VINTAGE PARK AT TONGANOXIE, LLC, a Delaware limited liability company
VINTAGE PARK AT WAMEGO, LLC, a Delaware limited liability company
VINTAGE PARK AT WATERFRONT, LLC, a Delaware limited liability company
WATHENA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

WILLOW CREEK HEALTHCARE CENTER, LLC, a Delaware limited liability company
WOODLAND CARE CENTER, LLC, a Delaware limited liability company By: /s/ Zachary Larson on behalf of each of the entities listed above Name: Zachary Larson Title: Secretary

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

Subsidiaries (continued):

ARIZONA PREMIER CARE, LLC, a Delaware limited liability company
BETA FACTOR HOME CARE, LLC, a Delaware limited liability company
BEYONDFAITH HOMECARE AND REHAB OF ALBUQUERQUE, LLC, a Texas limited liability company
CARMEL HILLS INDEPENDENCE PROPERTY, LLC, a Delaware limited liability company (fka East Walnut Property, LLC)
CANYON ALBUQUERQUE PROPERTY, LLC, a Delaware limited liability company
CORNERSTONE HOSPICE ARIZONA, LLC, a Delaware limited liability company
CORNERSTONE HOSPICE CALIFORNIA, LLC, a Delaware limited liability company
CLAIRMONT LONGVIEW PROPERTY, LLC, a Delaware limited liability company
CREEKSIDE HOME CARE II, LLC, a Delaware limited liability company
CREEKSIDE HOSPICE II, LLC, a Delaware limited liability company
EAST RUSHOLME PROPERTY, LLC, a Delaware limited liability company
ELMCREST EL MONTE PROPERTY, LLC, a Delaware limited liability company
EUREKA HUMBOLDT PROPERTY, LLC, a Delaware limited liability company
FOUNTAIN ORANGE PROPERTY, LLC, a Delaware limited liability company
GRANADA EUREKA PROPERTY, LLC, a Delaware limited liability company
GUADALUPE SEGUIN PROPERTY, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

HALLMARK INVESTMENT GROUP, INC., a Delaware corporation
HOLMESDALE PROPERTY, LLC, a Delaware limited liability company
HOME HEALTH CARE OF THE WEST, LLC, a Delaware limited liability company
HOSPICE CARE OF THE WEST, LLC, a Delaware limited liability company
IDAHO PREMIER CARE, LLC, a Delaware limited liability company
LEGACY HOME CARE II, LLC, a Delaware limited liability company
LEGACY HOSPICE II, LLC, a Delaware limited liability company
LIBERTY TERRACE MISSOURI PROPERTY, LLC, a Delaware limited liability company (fka Glen Hendren Property, LLC)
MONTANA PREMIER CARE, LLC, a Delaware limited liability company
NEVADA PREMIER CARE, LLC, a Delaware limited liability company
PACIFIC EUREKA PROPERTY, LLC, a Delaware limited liability company
RAYMORE MISSOURI PROPERTY, LLC, a Delaware limited liability company (fka East Sunrise Property, LLC)
RIVERVIEW DES MOINES PROPERTY, LLC, a Delaware limited liability company
ROCKY MOUNTAIN HOME CARE II, LLC, a Delaware limited liability company
ROCKY MOUNTAIN HOSPICE OF BILLINGS, LLC, a Delaware limited liability company
ROCKY MOUNTAIN HOSPICE OF BUTTE, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

ROCKY MOUNTAIN HOSPICE OF MISSOULA, LLC, a Delaware limited liability company
SEAVIEW EUREKA PROPERTY, LLC, a Delaware limited liability company
SHAWNEE PROPERTY, LLC, a Delaware limited liability company
SIGNATURE HOSPICE & HOME HEALTH, LLC, a Delaware limited liability company (f/k/a Hospice Care Investments, LLC)
SOUTHWEST PAYROLL SERVICES, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

SOUTHWOOD AUSTIN PROPERTY, LLC, a Delaware limited liability company
ST. LUKE FORTUNA PROPERTY, LLC, a Delaware limited liability company
SUMMIT CARE CORPORATION, a Delaware corporation
SUMMIT CARE, LLC, a Delaware limited liability company
SUN VALLEY HOME CARE II, LLC, a Delaware limited liability company
SUN VALLEY HOSPICE II, LLC, a Delaware limited liability company
WOODLAND RESEDA PROPERTY, LLC, a Delaware limited liability company

By:    /s/ Zachary Larson

On behalf of each of the entities listed above

Name:    Zachary Larson

Title:	Assistant Secretary
Address:    27442 Portola Parkway, Suite 200
Foothill Ranch, CA 92610

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

EUREKA HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

GRANADA HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

HEMET SENIOR ASSISTED LIVING, LLC,
a Delaware limited liability company

PACIFIC HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

SEAVIEW HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

ST. LUKE HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

WEST SIDE CAMPUS OF CARE, LLC,
a Delaware limited liability company

By:    SUMMIT CARE, LLC,
as managing member of each of the entities listed above

By:    /s/ Zachary Larson

Name:    Zachary Larson

Title:	Assistant Secretary
Address:    27442 Portola Parkway, Suite 200
Foothill Ranch, CA 92610

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and in its individual capacity as a Lender, by
/s/ ROBERT HETU
Name: ROBERT HETU
Title: AUTHORIZED SIGNATORY

By
/s/ MICHAEL SPAIGHT
Name: MICHAEL SPAIGHT
Title: AUTHORIZED SIGNATORY

CREDIT SUISSE SECURITIES (USA) LLC, as Amendment Arranger,
by
/s/ Steven Schwartz
Name: Steven Schwartz
Title: Managing Director

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

EXISTING LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND LOAN MODIFICATION AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SKILLED HEALTHCARE GROUP, INC. FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 12, 2012.

Name of Institution: MADISON PARK FUNDING I, LTD. by: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory	Name of Institution: MADISON PARK FUNDING II, LTD. By Credit Suisse Asset Management, LLC, as collateral manager by: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory
Name of Institution: ATRIUM IV by: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory	Name of Institution: CASTLE GARDEN FUNDING by: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory
Name of Institution: Trimaran CLO VII Ltd. By: Trimaran Advisors, L.L.C. by: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory	Name of Institution: Trimaran CLO VI Ltd. By: Trimaran Advisors, L.L.C. by: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory
Name of Institution: Trimaran CLO V Ltd. By: Trimaran Advisors, L.L.C. by: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory	Name of Institution: Katonah 2007 - I CLO Ltd. by: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory
Name of Institution: Trimaran CLO IV Ltd. By: Trimaran Advisors, L.L.C. by: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory	Name of Institution: Catamaran CLO 2013 - 1 Ltd. By: Trimaran Advisors, L.L.C. by: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory
Name of Institution: Symphony Credit Opportunities Fund LTD. By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager	Name of Institution: Symphony Senior Loan Master Fund Ltd By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager
Name of Institution: Symphony CLO V LTD. By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager	Name of Institution: Symphony CLO VIII, Limited Partnership By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager
Name of Institution: Symphony CLO VII, LTD By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager	Name of Institution: Symphony CLO II, LTD By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager
Name of Institution: Symphony CLO III, LTD By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager	Name of Institution: Symphony CLO IV LTD By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

Name of Institution: Nuveen Short Duration Credit Opportunities Fund By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager	Name of Institution: Nuveen Symphony Credit Opportunities Fund By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager
Name of Institution: Principal Funds Inc, - Diversified Real Asset Fund By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager	Name of Institution: SSF Trust By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager
Name of Institution: Nuveen Floating Rate Income Fund By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager	Name of Institution: Nuveen Floating Rate Income Opportunity Fund By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager
Name of Institution: Nuveen Senior Income Fund By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager	Name of Institution: Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony) By: Symphony Asset Management LLC by: /s/ Scott Caraher Name: Scott Caraher Title: Portfolio Manager
Name of Institution: Nautique Funding Ltd By: Invesco Senior Secured Management, Inc. as Collateral Manager by: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual	Name of Institution: Saratoga CLO I, Limited By: Invesco Senior Secured Management, Inc. as Asset Manager by: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
Name of Institution: Belhurst CLO Ltd. By: Invesco Senior Secured Management, Inc. as Collateral Manager by: /s/ Kevin Egan Name: Kevin Egan Title: Authorized Individual
Name of Institution:  Hudson Canyon Funding II, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager and Attorney in Fact
   by: /s/ Kevin Egan
      Name: Kevin Egan
      Title: Authorized Individual

Name of Institution: 1776 CLO I, Ltd. by: /s/ Ron Polye Name: Ron Polye Title: Authorized Officer	Name of Institution: Centurion CDO 8 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President

Name of Institution: Centurion CDO 9 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President	Name of Institution: Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President
Name of Institution: Cent CLO 21 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President	Name of Institution: Cent CLO, 16 L.P. By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President
Name of Institution: Cent CDO 15 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President	Name of Institution: Cent CDO 18 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

Name of Institution: Cent CDO 12 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President	Name of Institution: Cent CDO 14 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President
Name of Institution: Cent CDO 10 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager by: /s/ Steven B. Staver Name: Steven B. Staver Title: Assistant Vice President
Name of Institution:  Black Diamond CLO 2006 - 1 (Cayman) LTD.
By: Black Diamond CLO 2006 - 1 Adviser, L.L.C.
As its Collateral Manager
   by: /s/ Steven H. Deckoff
      Name: Steven H. Deckoff
      Title: Managing Principal

Name of Institution:  GSC Group CDO Fund VIII, Limited
By: GSC Group CDO Fund VIII, Limited
By: GSC Acquisition Holdings, L.L.C. as its Collateral Manager
By: GSC MANAGER, LLC, in its capacity as Manager
By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member by: /s/ Steven H. Deckoff
      Name: Steven H. Deckoff
      Title: Managing Principal

Name of Institution:  Black Diamond CLO 2005 - 1 Ltd.
By: Black Diamond CLO 2005 - 1 LTD.
By: Black Diamond CLO 2005 - 1 Adviser, L.L.C., As Its Collateral Manager
   by: /s/ Steven H. Deckoff
      Name: Steven H. Deckoff
      Title: Managing Principal

Name of Institution: Black Diamond CLO 2005 - 2 Ltd. By: Black Diamond CLO 2005 - 2 Adviser, L.L.C. As its Collateral Manager by: /s/ Steven H. Deckoff Name: Steven H. Deckoff Title: Managing Principal	Name of Institution: Stoney Lane Funding I, Ltd. By: HillMark Capital Management, L.P., as Collateral Manager, as Lender by: /s/ Mark Gold Name: Mark Gold Title: CEO
Name of Institution: HillMark Funding, Ltd. By: HillMark Capital Management, L.P., as Collateral Manager, as Lender by: /s/ Mark Gold Name: Mark Gold Title: CEO	Name of Institution: NewMark Capital Funding 2013 - 1 CLO Ltd. By: NewMark Capital LLC, is Collateral Manager by: /s/ Mark Gold Name: Mark Gold Title: CEO
Name of Institution:  ACAS CLO 2007 - 1, Ltd.
By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager
   by: /s/ William Weiss
      Name: William Weiss
      Title: Authorized Signatory

Name of Institution:  ACAS CLO 2012 - 1, Ltd.
By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager
   by: /s/ William Weiss
      Name: William Weiss
      Title: Authorized Signatory

Name of Institution: LANDMARK VIII CLO LTD By: Landmark Funds LLC, as Manager by: /s/ Thomas E. Bancroft Name: Thomas E. Bancroft Title: Portfolio Manager	Name of Institution: LANDMARK IX CDO LTD By: Landmark Funds LLC, as Manager by: /s/ Thomas E. Bancroft Name: Thomas E. Bancroft Title: Portfolio Manager
Name of Institution: LANDMARK VII CDO LTD By: Landmark Funds LLC, as Manager by: /s/ Thomas E. Bancroft Name: Thomas E. Bancroft Title: Portfolio Manager	Name of Institution: LANDMARK V CDO LTD By: Landmark Funds LLC, as Manager by: /s/ Thomas E. Bancroft Name: Thomas E. Bancroft Title: Managing Director
Name of Institution: GREYROCK CDO LTD., By: Landmark Funds LLC, as Manager by: /s/ Thomas E. Bancroft Name: Thomas E. Bancroft Title: Portfolio Manager	Name of Institution: Southfork CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager by: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

Name of Institution: Stratford CLO Ltd. By: Highland Capital Management, L.P., As Collateral Manager by: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory	Name of Institution: Jasper CLO Ltd. By: Highland Capital Management, L.P., As Collateral Manager by: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
Name of Institution: Loan Funding VII LLC By: Highland Capital Management, L.P., As Collateral Manager by: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory	Name of Institution: Red River CLO, Ltd By: Highland Capital Management, L.P., As Collateral Manager by: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
Name of Institution: Gleneagles CLO Ltd. By: Highland Capital Management, L.P., As Collateral Manager by: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory
Name of Institution:  Hewett’s Island CLO I - R, Ltd.
By: Acis Capital Management, LP, its Collateral Manager
By: Acis Capital Management, GP, LLC, its general partner
   by: /s/ Carter Chism
      Name: Carter Chism
      Title: Authorized Signatory

Name of Institution: Brentwood CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager by: /s/ Carter Chism Name: Carter Chism Title: Authorized Signatory	Name of Institution: Navigator CDO 2005, Ltd. By: CIFC Asset Management LLC, its Collateral Manager by: /s/ Robert Ranocchia Name: Robert Ranocchia Title: Authorized Signatory
Name of Institution: Navigator CDO 2006, Ltd. By: CIFC Asset Management LLC, its Collateral Manager by: /s/ Robert Ranocchia Name: Robert Ranocchia Title: Authorized Signatory
Name of Institution:  ColumbusNova CLO Ltd. 2006 - II
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager
   by: /s/ Robert Ranocchia
      Name: Robert Ranocchia
      Title: Authorized Signatory

Name of Institution: West CLO 2012 - 1 Ltd. by: /s/ Joanna Willars Name: Joanna Willars Title: Vice President, Authorized Signatory	Name of Institution: West CLO 2013 - 1 Ltd. by: /s/ Joanna Willars Name: Joanna Willars Title: Vice President, Analyst
Name of Institution: MARATHON CLO II LTD. By: Marathon Asset Management, L.P., its Collateral Manager by: /s/ Jake Hyde Name: Jake Hyde Title: Authorized Signatory	Name of Institution: Swiss Capital Pro Loan V - Halcyon by: /s/ David Martino Name: David Martino Title: Controller
Name of Institution: WINTERBERG FUNDING ULC by: /s/ Mobasharul Islam Name: Mobasharul Islam Title: Authorized Signatory	Name of Institution: Halcyon Loan Trading Fund LLC by: /s/ Michael Janowitz Name: Michael Janowitz Title: CLO Analyst
Name of Institution: Halcyon Senior Loan Fund I Master LP By: Halcyon Loan Investment Management LLC as Investment Manager by: /s/ David Martino Name: David Martino Title: Controller	Name of Institution: SC ALTERNATIVE STRATEGY 2 SP By: Halcyon Loan Investment Management LLC as Investment Manager by: /s/ David Martino Name: David Martino Title: Controller
Name of Institution: Swiss Capital Pro Loan IV - Halcyon by: /s/ David Martino Name: David Martino Title: Controller	Name of Institution: Swiss Capital Pro Loan VI - HALCYON by: /s/ David Martino Name: David Martino Title: Controller

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

Name of Institution: Halcyon Loan Investors CLO I, ltd. By: Halcyon Loan Investors, L.P. As Collateral Manager by: /s/ David Martino Name: David Martino Title: Controller	Name of Institution: Halcyon Loan Investors CLO II, ltd. By: Halcyon Loan Investors, L.P. As Collateral Manager by: /s/ David Martino Name: David Martino Title: Controller
Name of Institution: Halcyon Loan Advisors Funding 2014 - 2 Ltd. By: Halcyon Loan Advisors 2014 - 2 LLC as collateral manager by: /s/ Michael Janowitz Name: Michael Janowitz Title: CLO Analyst	Name of Institution: Halcyon Loan Advisors Funding 2012-2, Ltd. By: Halcyon Loan Advisors 2012 - 2 LLC as collateral manager by: /s/ David Martino Name: David Martino Title: Controller
Name of Institution: Halcyon Loan Advisors Funding 2013-1 LTD. by: /s/ David Martino Name: David Martino Title: Controller	Name of Institution: Halcyon Loan Advisors Funding 2013-2 LTD. by: /s/ David Martino Name: David Martino Title: Controller
Name of Institution: Halcyon Loan Advisors Funding 2014-1, Ltd. By: Halcyon Loan Advisors 2014 - 1 LLC as collateral manager by: /s/ David Martino Name: David Martino Title: Controller	Name of Institution: Bacchus U.S. 2006 - 1, Ltd. by: /s/ David Martino Name: David Martino Title: Controller
Name of Institution: Halcyon Dynamic Credit Fund I LP By: Halcyon Loan Investment Management LLC, its Investment Manager by: /s/ David Martino Name: David Martino Title: Controller	Name of Institution: Halcyon Loan Advisors Funding 2012-1, Ltd. By: Halcyon Loan Advisors 2012 - 1 LLC as collateral manager by: /s/ David Martino Name: David Martino Title: Controller
Name of Institution:  Swiss capital Pro Loan III Plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney by: /s/ David Martino
      Name: David Martino
      Title: Controller

Name of Institution:  Bank of America, N.A.
   by: /s/ Brian J. Walsh
      Name: Brian J. Walsh
      Title: Vice President
Name of Revolving Lender:  Bank of America, N.A.
Signing as Revolving Lender and consenting to the extension of its Commitments:
   by: /s/ Brian J. Walsh
      Name: Brian J. Walsh
      Title: Vice President

Name of Revolving Lender:  CREDIT SUISSE AG CAYMAN ISLANDS BRANCH
Signing as Revolving Lender and consenting to the extension of its Commitments:
   by: /s/ VIPUL DHADDA
      Name: VIPUL DHADDA
      Title: Authorized Signatory
For any Lender requiring a second signature line:
   by /s/ Samuel Miller
      Name: Samuel Miller
      Title: Authorized Signatory

Name of Institution:  General Electric Capital Corporation
   by: /s/ Laura DeAngelis
      Name: Laura DeAngelis Title: Vice President
Name of Revolving Lender:  General Electric Capital Corporation
Signing as Revolving Lender and consenting to the extension of its Commitments:
   by: /s/ Laura DeAngelis
      Name: Laura DeAngelis Title: Duly Authorized Signatory

Name of Revolving Lender:  AIMCO CLO, Series 2006-A
   by: /s/ CHRIS GOERGEN
      Name: CHRIS GOERGEN
      Title: Authorized Signatory
For any Lender requiring a second signature line:
   by /s/ Douglas P. Dupont
      Name: Douglas P. Dupont
      Title: Authorized Signatory

Name of Institution:  AIMCO CLO, Series 2005-A
   by: /s/ CHRIS GOERGEN
      Name: CHRIS GOERGEN
      Title: Authorized Signatory
For any Lender requiring a second signature line:
   by /s/ Douglas P. Dupont
      Name: Douglas P. Dupont
      Title: Authorized Signatory

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

Name of Institution: Ballantyne Funding, LLC by: /s/ Jonathan Barnes Name: Jonathan Barnes Title: Vice President	Name of Institution: Ballyrock CLO 2006-2 Limited By: Ballyrock Investment Advisors LLC, as Collateral Manager by: /s/ Lisa Rymut Name: Lisa Rymut Title: Assistant Treasurer
Name of Institution: Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund by: /s/ Stacie Smith Name: Stacie Smith Title: Deputy Treasurer	Name of Institution: Fidelity Securities Fund: Fidelity Real Estate Income Fund by: /s/ Stacie Smith Name: Stacie Smith Title: Deputy Treasurer
Name of Institution: Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund by: /s/ Stacie Smith Name: Stacie Smith Title: Deputy Treasurer	Name of Institution: Fidelity Securities Fund: Fidelity Series Real Estate Income Fund by: /s/ Stacie Smith Name: Stacie Smith Title: Deputy Treasurer
Name of Institution:  Fidelity Floating Rate High Income Investment Trust
for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust
   by: /s/ Stacie Smith
      Name: Stacie Smith
      Title: Authorized Signatory
Name of Institution: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund by: /s/ Stacie Smith Name: Stacie Smith Title: Authorized Signatory
Name of Institution:  Fidelity Floating Rate High Income Fund
for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund
   by: /s/ Stacie Smith
      Name: Stacie Smith
      Title: Authorized Signatory
Name of Institution: Variable Insurance Products Fund: VIP Floating Rate High Income Fund by: /s/ Stacie Smith Name: Stacie Smith Title: Authorized Signatory
Name of Institution: Pyramis Floating Rate High Income Commingled Pool By: Pyramis Global Advisors Trust company as Trustee by: /s/ David Censorio Name: David Censorio Title: VP	Name of Institution: Advanced Series Trust-AST FI Pyramis Quantitative Portfolio By: Pyramis Global Advisors LLC as Investment Manager by: /s/ David Censorio Name: David Censorio Title: VP
Name of Institution: Pyramis Leveraged Loan LP By: Pyramis Global Advisors LLC as Investment Manager by: /s/ David Censorio Name: David Censorio Title: VP	Name of Institution: GOLDMAN SACHS SPECIALTY LENDING HOLDINGS, INC. by: /s/ Greg Watts Name: Greg Watts Title: Senior Vice President
Name of Institution:  WhiteHorse III Ltd.
By: WhiteHorse Capital Partners, L.P.
Title: Investment Manager
By: WhiteRock Asset Advisors, LLC
Title: General Partner
   by: /s/ Jarred Worley
      Name: Jarred Worley
      Title: Manager

Name of Institution:  JPMorgan Chase Bank, N.A.
Signing as Revolving Lender and consenting to the extension of its Commitments:
Name of Revolving Lender:  JPMORGAN CHASE BANK N.A.
   by: /s/ Dawn Lee Lum
      Name: Dawn Lee Lum
   Title: Executive Director

Name of Institution: ACA CLO 2006-1 LTD By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM	Name of Institution: ACA CLO 2006-2 LTD By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM
Name of Institution: ACA CLO 2007-1 LTD By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM	Name of Institution: APIDOS CDO I By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

Name of Institution: APIDOS CDO III By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM	Name of Institution: APIDOS CDO IV By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM
Name of Institution: APIDOS CDO V By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM	Name of Institution: APIDOS CINCO CDO By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM
Name of Institution: APIDOS CLO IX By: Its Collateral Manager CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM	Name of Institution: APIDOS CLO X By: Its Collateral Manager CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM
Name of Institution: APIDOS CLO XI By: Its Collateral Manager CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM	Name of Institution: APIDOS CLO XII By: Its Collateral Manager CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM
Name of Institution: APIDOS CLO XIV By: Its Collateral Manager CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM	Name of Institution: APIDOS CLO XV By: Its Collateral Manager CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM
Name of Institution: APIDOS CLO XVI By: Its Collateral Manager CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM	Name of Institution: APIDOS QUATTRO CDO By: Its Investment Advisor CVC Credit Partners, LLC by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM
Name of Institution:  SAN GABRIEL CLO I LTD
By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)
   by: /s/ Philip Raciti
      Name: Philip Raciti
      Title: MD/PM
Name of Institution: SHASTA CLO I LTD By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM) by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM
Name of Institution: SIERRA CLO II LTD By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM) by: /s/ Philip Raciti Name: Philip Raciti Title: MD/PM

[Skilled Healthcare Group, Inc. – Signature Page to
Amendment No. 2 and Loan Modification Agreement]

EXISTING MORTGAGED PROPERTIES

Schedule 1.1

Existing Mortgaged Properties

	Name of Owner	Operator	Address	CSM
				Site No.
2	SHG Resources, LLC	Devonshire Care Center, LLC	1350 East Devonshire Ave. Hemet, CA 92544-8629	13
3	SHG Resources, LLC	Elmcrest Care Center, LLC	3111 Santa Anita Ave. Los Angeles, CA 91733-	7
4	SHG Resources, LLC	[Unaffiliated 3rd party operator]	2353 23rd Street Eureka, CA 95501-3201	3
5	SHG Resources, LLC	Fountain Care Center, LLC	1835 W. La Veta Ave. Orange, CA 92868-4132	11a
6	SHG Resources, LLC	Fountain Senior Assisted Living, LLC	1800 W. Culver Avenue Orange, CA 92868-4127	11b
7	SHG Resources, LLC	[Unaffiliated 3rd party operator]	2885 Harris Street Eureka, CA 95503-4808	4
8	SHG Resources, LLC	[Unaffiliated 3rd party operator]	2211 Harrison Avenue Eureka, CA 95501-3214	5
9	SHG Resources, LLC	[Unaffiliated 3rd party operator]	6400 Purdue Drive Eureka, CA 95503-7095	6
10	SHG Resources, LLC	Spring Senior Assisted Living, LLC	20900 Earl Street Torrance, CA 90503-4309	9
11	SHG Resources, LLC	St. Elizabeth Healthcare and Rehabilitation Center, LLC	2800 N. Harbor Blvd. Fullerton, CA 92835-1727	10
12	SHG Resources, LLC	[Unaffiliated 3rd party operator]	2321 Newburg Road Fortuna, CA 95540-2815	76
13	SHG Resources, LLC	The Earlwood, LLC	20820 Earl Street Torrance, CA 90503-4307	8
16	SHG Resources, LLC	Willow Creek Healthcare Center, LLC	650 W. Alluvial Avenue Clovis, CA 93611-6716	1
17	SHG Resources, LLC	Woodland Care Center, LLC	7120 Corbin Avenue Reseda, CA 91335-3618	75
18	Riverview Des Moines Property,	The Rehabilitation Center of Des Moines, LLC	701 Riverview Street Des Moines, IA 50316-2343	15
19	East Rusholme Property, LLC	St. Mary Healthcare and Rehabilitation Center, LLC	800 East Rusholme St. Davenport, IA 52803-2554	16
20	SHG Resources, LLC	Baldwin Healthcare and Rehabilitation Center, LLC	1223 Orchard Lane Baldwin City, KS 66006- 4011	20
21	SHG Resources, LLC	Highland Healthcare and Rehabilitation Center, LLC	402 South Avenue Highland, KS 66035-4162	78
22	SHG Resources, LLC	Louisburg Healthcare and Rehabilitation Center, LLC	1200 S. Broadway Street Louisburg, KS 66053-3607	30
23	SHG Resources, LLC	Richmond Healthcare and Rehabilitation Center, LLC	340 E. South Street Richmond, KS 66080-4021	79

Schedule 1.1

26	SHG Resources, LLC	Shawnee Gardens Healthcare and Rehabilitation Center, LLC	6416 Long Street Shawnee, KS 66216-2579	28
27	SHG Resources, LLC	Vintage Park at Atchison, LLC	1301 North 4th Street Atchison, KS 66002-1207	17
28	SHG Resources, LLC	Vintage Park at Baldwin City, LLC	321 Crimson Avenue Baldwin City, KS 66006- 4157	21
29	SHG Resources, LLC	Vintage Park at Eureka, LLC	1820 E. River Street Eureka, KS 67045-2156	23

Schedule 1.1

	Name of Owner	Operator	Address	CSM
				Site No.
30	SHG Resources, LLC	Vintage Park at Fredonia, LLC	2111 E. Washington St. Fredonia, KS 66736-1757	37
31	SHG Resources, LLC	Vintage Park at Gardner, LLC	869 Juniper Terrace Gardner, KS 66030-1468	25
32	SHG Resources, LLC	Vintage Park at Hiawatha, LLC	400 Kansas Avenue Hiawatha, KS 66434-1954	18
33	SHG Resources, LLC	Vintage Park at Holton, LLC	410 Juniper Drive Holton, KS 66436-1535	24
34	SHG Resources, LLC	Vintage Park at Lenexa, LLC	8710 Caenen Lake Road Lenexa, KS 66216-2069	26
35	SHG Resources, LLC	Vintage Park at Louisburg, LLC	202 South Rogers Road Louisburg, KS 66053-4064	31
36	SHG Resources, LLC	Vintage Park at Neodesha, LLC	400 Fir Street Neodesha, KS 66757-1298	38
37	SHG Resources, LLC	Vintage Park at Osage City, LLC	1403 Laing Street Osage City, KS 66523-	33
38	SHG Resources, LLC	Vintage Park at Osawatomie, LLC	1520 Parker Avenue Osawatomie, KS 66064- 1702	80
39	SHG Resources, LLC	Vintage Park at Ottawa, LLC	2250 S. Elm Ottawa, KS 66067-4003	31
40	SHG Resources, LLC	Vintage Park at Paola, LLC	601 North East Street Paola, KS 66071-1183	32
41	SHG Resources, LLC	Vintage Park at Stanley, LLC	14430 Metcalf Avenue Overland Park, KS 66223- 2989	27
42	SHG Resources, LLC	Vintage Park at Tonganoxie, LLC	120 West 8th Street Tonganoxie, KS 66086- 8810	29
43	SHG Resources, LLC	Vintage Park at Wamego, LLC	1607 Fourth Street Wamego, KS 66547-1915	34
44	SHG Resources, LLC	Vintage Park at Waterfront, LLC	900 N. Bayshore Drive Wichita, KS 67212-4807	35
45	SHG Resources, LLC	Wathena Healthcare and Rehabilitation Center, LLC	2112 Highway 36 Wathena, KS 66090-4126	19
48	Carmel Hills Independence Property, LLC	Carmel Hills Healthcare and Rehabilitation Center, LLC	810 East Walnut Street Independence, MO 64050- 4025	42
49	Holmesdale Property, LLC	Holmesdale Healthcare and Rehabilitation Center, LLC	8033 Holmes Road Kansas City, MO 64131-	44

Schedule 1.1

50	Liberty Terrace Missouri Property,	Liberty Terrace Healthcare and Rehabilitation Center, LLC	2201 Glenn Hendren Dr. Liberty, MO 64068-3375	40
52	Raymore Missouri Property, LLC	The Rehabilitation Center of Raymore, LLC	600 E. Sunrise Drive Raymore, MO 64083-9037	39
53	SHG Resources, LLC	St. Joseph Transitional Rehabilitation Center, LLC	2035 W. Charleston Blvd. Las Vegas, NV 89102-2223	74
54	SHG Resources, LLC	Vintage Park at San Martin, LLC	7230 Gagnier Boulevard Las Vegas, NV 89113- 4400	77
56	SHG Resources, LLC	Canyon Transitional Rehabilitation Center, LLC	10101 Lagrima de Oro Rd NE Albuquerque, NM 87111-6022	46
59	SHG Resources, LLC	Clairmont Longview, LLC	3201 N. Fourth Street Longview, TX 75605-5145	54

Schedule 1.1

	Name of Owner	Operator	Address	CSM
				Site No.
61	SHG Resources, LLC	Colonial Tyler Care Center, LLC	930 S. Baxter Avenue Tyler, TX 75701-2209	67
63	SHG Resources, LLC	Flatonia Oak Manor, LLC dba Oak Manor Nursing Center	624 N. Converse Street Flatonia, TX 78941-2535	52
64	SHG Resources, LLC	Fort Worth Center of Rehabilitation, LLC	850 12th Avenue Fort Worth, TX 76104- 2516	69
65	SHG Resources, LLC	Guadalupe Valley Nursing Center, LLC	1210 Eastwood Drive Seguin, TX 78155-5134	55
66	SHG Resources, LLC	Hallettsville Rehabilitation and Nursing Center, LLC	825 W. Fairwinds Street Hallettsville, TX 77964- 3531	60
68	SHG Resources, LLC	Live Oak Nursing Center, LLC	2951 Highway 281 George West, TX 78022-	62
71	SHG Resources, LLC	Oakland Manor Nursing Center, LLC	1400 N. Main Street Giddings, TX 78942-1360	61
72	SHG Resources, LLC	Southwood Care Center, LLC	3759 Valley View Road Austin, TX 78704-5921	72
75	SHG Resources, LLC	The Clairmont Tyler, LLC	900 South Baxter Avenue Tyler, TX 75701-2209	66
LEASED PROPERTIES
	Name of Operator		Address	CSM Site No.
2	Alta Care Center, LLC dba Alta Gardens Care		13075 Blackbird Street Garden Grove, CA 92843- 2902	18LH

Schedule 1.1

14	The Rehabilitation Center of Omaha, LLC	910 S. 40th Street Omaha, NE 68105-1827	21LH
15	The Heights of Summerlin, LLC	10550 Park Run Drive Las Vegas-4575, NV 89102--4575	28LH

LENDERS’ COMMITMENTS

Lender	Extended Revolving Loan Commitments	Non-Extended Revolving Loan Commitments
Credit Suisse AG, Cayman Islands Branch	$15,000,000
Bank of America, N.A.	$15,000,000
JPMorgan Chase Bank, N.A.	$15,000,000
Barclay’s Bank PLC		$20,000,000
Wells Fargo Bank, N.A.		$12,500,000
General Electric Capital Corporation	$5,625,000
Total:	$50,625,000	$32,500,000